UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 11, 2006



                        ELECTRONIC CONTROL SECURITY INC.
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                     0-30810                   22-2138196
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



         790 Bloomfield Avenue                                    07012
          Clifton, New Jersey                                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (973) 574-8555


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Definitive Material Agreement.

     On January 11, 2006, Electronic Control Security Inc. ("ECSI") entered into the Securities Purchase Agreement attached hereto as Exhibit 10.1 (the "Securities Purchase Agreement") with the purchasers named therein (the "Purchasers"). The transaction closed on January 13, 2006. Pursuant to the Securities Purchase Agreement, the Purchasers are purchasing Senior Secured Convertible Debentures in the form attached hereto as Exhibit 4.1 (the "Debentures") in aggregate principal amount of $1,000,000. ECSI has also entered into a Security Agreement, dated as of January 11, 2006, by and between ECSI and the signatories thereto and attached hereto as Exhibit 10.2 (the "Security Agreement"), pursuant to which the Debentures are secured by all of the assets of ECSI, including ECSI's intellectual property. Interest is payable on the Debentures at a rate equal to the greater of 8% per annum or the prime rate for the applicable interest period plus 2.5%. Quarterly principal and interest payments on the Debentures begin on April 1, 2006. At the option of ECSI, interest payments on the Debentures are payable either in cash or in registered shares of common stock, subject to certain conditions as specified in the Debentures.

     The Debentures have a term of three years and come fully due on January 11, 2009. The Debentures are convertible at the option of the holder at any time and from time to time into shares of common stock of ECSI at a conversion price of $1.15 per share of common stock, or initially 869,566 shares of common stock, subject to certain adjustments. In the event that ECSI issues common stock in an equity financing at a price less than the then conversion price, the conversion price shall be immediately adjusted to the price at which such common stock was issued, subject to certain exempt issuances.

     Events of default under the Debentures include:

     o    failure to pay principal or any premium on any Debenture when due;

     o failure to pay any interest, late fees or liquidated damages on any Debenture after a period of three trading days;

     o failure to perform other covenants under the Debenture that is not cured by the earlier of seven trading days after notice by holder or 15 trading days after ECSI is aware of such default;

     o default under the other financing documents that is not cured by the earlier of five trading days after notice or ten trading days after ECSI is aware of such default;

     o any representation or warranty under the financing documents that is untrue or incorrect in any material respect;

     o certain events of bankruptcy or insolvency of ECSI or any of its subsidiaries;

     o any default by ECSI or its subsidiaries under any instrument in excess of $150,000 that results in such obligation becoming due and payable prior to maturity;

     o ECSI becoming party to a change of control transaction, or disposing of greater than 40% of its assets or redeeming more than a de minimus number of outstanding equity securities;



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     o    failure by ECSI to have its registration statement (the "Registration
          Statement") registering the resale of the common stock issuable upon the conversion of the Debentures and exercise of the Warrants (as defined below) declared effective by the SEC on or before July 10, 2006;

     o if, during the effectiveness period of the Registration Statement, the effectiveness of the registration statement lapses for any reason or the holder shall not be permitted to resell registrable securities under such Registration Statement, in either case, for more than 30 consecutive trading days or 60 non-consecutive trading days during any 12-month period, subject to certain limited exceptions; and

     o failure to deliver common stock certificates to a holder prior to the fifth trading day after a Debenture conversion date.

     Upon an event of default, the outstanding principal of the Debentures plus all accrued and unpaid interest shall become immediately due and payable to the holders of the Debentures.

     The Debentures contain various covenants that limit ECSI's ability to:

     o incur additional debt, other than permitted debt as defined in the Debenture; o incur specified liens, other than permitted liens as defined in the Debenture;

     o amend its certificate of incorporation or by-laws in a material adverse manner to the holder; or

     o repay or repurchase more than a de minimus number of shares of common stock.

     As part of the financing, ECSI has agreed to be bound by the following covenants:

     o not to issue shares of common stock or other securities convertible or exercisable into common stock until 90 days after the effective date of the Registration Statement;

     o    not to assume any corporate debt which is senior to the Debentures;

     o not to repay or repurchase more than a de minimus number of shares of common stock;

     o not to incur specified liens, other than certain specified permitted liens;

     o    not to amend ECSI's current certificate of incorporation; and

     o    not to pay cash dividends or distributions on its equity securities.

     In addition, so long as any Debentures remain outstanding, ECSI has agreed to maintain (i) a consolidated cash, cash equivalents and accounts receivable balance equal to at least 125% of the aggregate outstanding principal balance of the Debentures and (ii) consolidated inventory as set forth in its balance sheet included in its most recent periodic report of at least 80% of the aggregate outstanding principal balance of the Debentures.



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

     Pursuant to the Securities Purchase Agreement, ECSI is also issuing Common Stock Purchase Warrants to the Purchasers in the form attached hereto as Exhibit
4.2. The Common Stock Purchase Warrants (the "Warrants") are exercisable until January 11, 2009 to purchase initially up to 434,783 shares of common stock (the "Share Amount") at an exercise price of $2.00 per share (the "Exercise Price"). The Warrants contain provisions to adjust the Exercise Price and the Share Amount in the event that ECSI issues common stock in an equity financing at a price less than the then applicable Exercise Price, in which case (i) the Exercise Price shall be reduced to the price at which such common stock was issued and (ii) the Share Amount shall be increased such that the aggregate Exercise Price payable, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. The Warrants also may be exercised on a cashless basis.

     The financing was completed through a private placement to four accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Pursuant to the Registration Rights Agreement with the Purchasers, dated as of January 11, 2006, which is attached hereto as Exhibit 4.3 (the "Registration Rights Agreement"), ECSI has agreed to file a registration statement covering the resale of the shares issuable to the investors upon the conversion of the Debentures and exercise of the Warrants on or before February 27, 2006. In addition, for one year following the effectiveness of the registration statement, the holders of the Debentures have the right to participate in ECSI's future equity or equity-linked financings, subject to certain exempt issuances.

     In connection with consummating the financing pursuant to the Securities Purchase Agreement, ECSI has paid or will pay fees to its placement agents of $72,500 and will issue warrants to its placement agents to purchase up to 121,739 shares of ECSI's common stock on substantially similar terms as the Warrants.

     The net proceeds of the financing are being used by ECSI to repay in full its term loan from Hudson United Bank in the approximate outstanding amount of $485,000 and for working capital and general corporate purposes.

     On January 17, 2006, ECSI issued a press release regarding the transaction described in this report. A copy of such press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

     The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the form of Debenture contained in
Exhibit 4.1, form of Warrant contained in Exhibit 4.2, Registration Rights Agreement contained in Exhibit 4.3, Securities Purchase Agreement contained in
Exhibit 10.1 and Security Agreement contained in Exhibit 10.2, each of which is incorporated herein by reference.



Item 3.02. Unregistered Sales of Equity Securities.

     The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.



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

Exhibit No.     Description

   4.1          Form of Senior Secured Convertible Debenture due January 11,
                2009.

   4.2          Form of Common Stock Purchase Warrant.

   4.3 Registration Rights Agreement, dated as of January 11, 2006, by and among Electronic Control Security Inc. and the Purchasers named in the Securities Purchase Agreement, dated as of January 11, 2006.

   10.1 Securities Purchase Agreement, dated as of January 11, 2006, by and among Electronic Control Security Inc. and the Purchasers named therein.

   10.2 Security Agreement, dated as of January 11, 2006, by and among Electronic Control Security Inc. and the Purchasers named in the Securities Purchase Agreement, dated as of January 11, 2006.

   99.1 Press Release issued by Electronic Control Security Inc. on January 17, 2006.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC CONTROL SECURITY INC.



Date: January 18, 2006                  By: /s/ Arthur Barchenko
                                            ------------------------------------
                                            Arthur Barchenko
                                            President







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